SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 25, 2004
                        (Date of earliest event reported)



                         Commission file number: 014754


                        ELECTRIC AND GAS TECHNOLOGY, INC.
        (Exact name of small business issuer as specified in its charter)


             TEXAS                                               75-2059193
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                     3233 W. Kingsley, Garland, Texas 75041
                    (Address of principal executive offices)

                   (972) 840-3223 (Issuer's telephone number)

                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 25, 2004, Electric & Gas Technology, Inc. (the "Registrant" or the "Company") dismissed Lightfoot Guest Moore & Co., PC ("LGM") as its certifying accountants in order to engage a firm with a broader SEC practice. The Registrant's Audit Committee has approved this action.

         The audit reports of LGM on the Registrant's financial statements for the year ended July 31, 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's most recent fiscal year through July 25, 2004, there were no disagreements with LGM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LGM, would have caused LGM to make reference thereto in connection with its reports on the financial statements for such time.

         During the most recent fiscal year through July 25, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Registrant delivered a copy of this Form 8-K report to LGM on July 26, 2004. Concurrently therewith, the Registrant requested that LGM furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether LGM agrees with the above statements and, if not, stating the respects in which LGM does not agree. Attached hereto as Exhibit 16.1 is a copy of the letter of LGM to the SEC dated July 26, 2004.

         On July 26, 2004, the Registrant engaged Turner, Stone & Company, ("Turner Stone") as its new independent accountant. The Registrant's Audit Committee has approved this action.

         During the Registrant's most recent fiscal year through July 26, 2004, the Registrant did not consult with Turner Stone regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Turner Stone concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv)of Regulation S-K, or a reportable event pursuant to Item 304(a)(1)(v) of Regulation S-K.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits.

Exhibit Number    Description

16.1 Letter from Lightfoot Guest Moore & Co., PC to the Securities and Exchange Commission, dated July 26, 2004, regarding change in certifying accountant.


                                             Electric & Gas Technology, Inc.
                                             (Registrant)

Date:  July 27, 2004                      By: /s/ George M. Johnston
                                             -----------------------
                                             George M. Johnston
                                             Vice President &
                                             Chief Financial Officer